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Exhibit 99.2--906

                        CERTIFICATION OF PERIODIC REPORT


     I, William H. Sieppel, Chief Financial Officer of AirGate PCS, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Annual Report on Form 10-K/A of the Company for the annual period ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:      January 16, 2003


                                                  /s/ William H. Sieppel
                                                   --------------------------
                                                      William H. Sieppel
                                                      Chief Financial Officer